                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   - - - - - -
                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 27, 2000

                           GLOBAL ASSET HOLDINGS, INC.

                      - - - - - - - - - - - - - - - - - - -

               (Exact name of Registrant as specified in charter)

Florida                           011-15499                     55-0722193
-------------                  ----------------             --------------------
(State or Other             (Commission File No.)             (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

              11900 Biscayne Blvd., Suite 262, Miami, Florida 33181
      --------------------------------------------------------------------
                    (Address of principal executive officers)

                                  305-981-0539
                              --------------------
                                   (Telephone)

Item 2. Acquisition or Disposition of Assets

On November 14, 2000, we acquired the entire ownership interest of Transvoice Investments, Ltd. ("Transvoice") in SavOnCalling.com, LLC., a Florida limited liability company ("SavOn"). SavOn is engaged in the marketing of casual access long distance services, better known as "10-10 dial around". Dial around is a telecommunications service that allows consumers to select alternative long distance providers by entering the particular carrier identification code (CIC) prior to dialing a long distance telephone call. Transvoice's interest consists of a 51% ownership interest in SavOn which increased to 80% on November 15, 2000 pursuant to an Acquisition Agreement between Teltran and Transvoice dated May 1, 2000. The interest is subject to possible increase in the minority partner's interest to 66.67% upon terms mutually agreeable to the parties. The purchase price of Transvoice's entire interest in SavOn was 2,000,000 shares of our common stock. In addition, if during the period commencing January 1, 2001 and ending June 30, 2002 ("The Earnings Period") the accumulated net after tax income of SavOn is $1,200,000 or greater, then Transvoice shall receive additional shares of our common stock. For each $1.00 of net after tax income of SavOn in excess of $1,200,000 during the Earnings Period, Transvoice shall receive additional shares of our common stock having a market value of $10.00 per share.

Item 7.  Financial Statements, Pro-Forma Information and Exhibits

         (a) and (b)  *

         (c) Exhibits

10.23 Exchange Agreement for the Purchase of Part of SavOnCalling.com, LLC between Global Asset Holdings, Inc. and Transvoice Investments, Ltd. dated November 14, 2000.


* Registrant's filing of financial and pro-forma information relating to the Agreement within fifteen (15) days after the exchange is impracticable. Registrant will file such financial information by amendment hereto no later than sixty (60) days after the filing of this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 27, 2000

                                             GLOBAL ASSET HOLDINGS, INC.
                                                    (Registrant)



                                             By: /s/ Irving Greenman
                                                -----------------------------
                                                Irving Greenman, President

                   GLOBAL ASSET HOLDINGS, INC. AND SUBSIDIARY

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      For the year ended December 31, 1999






                                              Historic                       Pro-Forma
                                     ---------------------------     ---------------------------
                                        Global          SavOn        Adjustments      Combined
                                     -----------     -----------     -----------     -----------

Revenues                             $        --     $     2,406     $        --     $     2,406

Cost of sales                                 --          70,786              --          70,786
                                     -----------     -----------     -----------     -----------

Gross profit (loss)                           --         (68,380)             --         (68,380)
                                     -----------     -----------     -----------     -----------

Expenses - Selling, general
  and administrative                      38,374       1,014,246              --       1,052,620
                                     -----------     -----------     -----------     -----------

Loss during development stage
    before interest, depreciation
    and amortization                     (38,374)     (1,082,626)             --      (1,121,000)
                                     -----------     -----------     -----------     -----------

        Interest expense                      --           1,018              --           1,018
        Depreciation                          --           9,479              --           9,479
        Amortization                          --              --       2,020,810(a)    2,020,810
                                     -----------     -----------     -----------     -----------
                                              --          10,497       2,020,810       2,031,307
                                     -----------     -----------     -----------     -----------

Net loss during development
    stage                            $   (38,374)    $(1,093,123)    $(2,020,810)    $(3,152,307)
                                     ===========     ===========     ===========     ===========




                   See notes to unaudited pro forma statement

                          NOTES TO UNAUDITED PRO-FORMA

                 CONSOLIDATED FINANCIAL STATEMENT OF OPERATIONS







The following unaudited pro forma consolidated financial statement of operations for Global Asset Holdings, Incorporated, consists of actual operating results for the year ended December 31, 1999 for Global and the period January 11, 2000 (inception) to November 14, 2000 for SavOnCalling.com, LLC which was acquired by Global on November 14, 2000.

On November 14, 2000, Global acquired the entire membership interest held by Transvoice Investments Ltd. In SavOnCalling.com, LLC. The 80% interest held by Transvoice was originally 51%; but increased to the 80% on November 14, 2000, pursuant to an acquisition agreement dated May 1, 2000 between Transvoice and Teltran International Group, Ltd. Teltran continues to hold a minority membership interest in SavOn of 20%. The transaction was valued at $12,000,000 based on the Company's publicly traded stock price at the acquisition date. The acquisition agreement with Transvoice also includes an "Earnout Provision", whereby for the period January 1, 2001 to June 30, 2002; if SavOn earns more than $1,200,000 in net income after taxes, the Company will transfer additional shares of common stock to Transvoice having a market value of $10 per share for each $1.00 in excess of the earnout base of $1,200,000. At the date of acquisition, SavOn had negative net worth requiring the Company to record acquisition the goodwill in excess of the purchase price of $12,124,844. Additionally, since Teltran retained a minority interest in SavOn; that interest being a part of SavOn's negative net worth, and it is not expected that Teltran will contribute additional capital; the minority interest has been charged against the Company's retained earnings deficit. Any further losses allocated to the minority interest will not be recorded, and profits will not be recognized until the unrecorded losses have been recovered.

The purchase price was determined as follows:

     2,000,000 common shares @ $6.00 per share = 12,000,000 (fair market value)

The purchase price was allocated as follows:

     Accumulated net loss                                  $ (1,093,123)
     Less: Member's contributed capital                        (937,068)
                                                           ------------
                                                               (156,055)
     Less: 20% minority interest in
         negative net worth                                      31,211
                                                           ------------
     Negative net worth                                        (124,844)
     Purchase price                                          12,000,000
                                                           ------------
     Goodwill                                              $ 12,124,844
                                                           ===========

(a)      - Amortization of Goodwill:
                  $12,124,844 over 5 year life = $202,081 month

           Amortization expense
                   10.0 months @ $202,081 = $2,020,810

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

               FOR THE PERIOD JANUARY 11, 2000 (DATE OF INCEPTION)
                              TO NOVEMBER 14, 2000

                                      with

                          INDEPENDENT AUDITORS' REPORT

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                                    CONTENTS


               For the period January 11, 2000 (date of inception)
                              to November 14, 2000



                                                             PAGE #

Independent Auditors' Report                                   1

Financial Statements:

    Balance Sheet                                              2

    Statement of Operations                                    3

    Statement of Members' Deficiency                           4

    Statement of Cash Flows                                    5

    Notes to Consolidated Financial Statements              6 - 10

The Board of Directors
SavOnCalling.com, LLC
(A Development Stage Company)
Miami, Florida

We have audited the balance sheet of SavOnCalling.com, LLC (a Development Stage Company), as of November 14, 2000, and the related statements of operations, members' deficiency and cash flows for the period, January 11, 2000 (inception) to November 14, 2000 then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of SavOnCalling.com, LLC (a Development Stage Company) as of November 14, 2000, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations and has not established a significant amount of revenues. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





Liebman Goldberg & Drogin, LLP

June 8, 2001, except for Note 7, as to which the Note is June 28, 2001

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                                  BALANCE SHEET

                                November 14, 2000

                                     ASSETS


Current Assets:
     Cash and cash equivalents                             $   8,053
     Accounts receivable                                       2,406
     Prepaid expenses                                          3,703
                                                           ---------
         Total current assets                                 14,162

Property and equipment, net of accumulated
     depreciation of $9,479                                  104,120

Other Assets:
     Security deposits                                         3,023
                                                           ---------

Total assets                                               $ 121,305
                                                           =========


                      LIABILITIES AND MEMBERS' DEFICIENCY


Current Liabilities:
     Loan payable                                          $  11,000
     Accounts payable                                        265,904
     Accrued expenses payable                                    456
                                                           ---------
         Total current liabilities                           277,360


Commitments and Contingencies

Members' Deficiency                                         (156,055)
                                                           ---------

         Total liabilities and stockholders' (deficit)     $ 121,305
                                                           =========


                       See notes to financial statements.

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS

               For the period January 11, 2000 (date of inception)
                              to November 14, 2000




Revenues                                               $     2,406

Cost of sales                                               70,786
                                                       -----------

Gross profit (loss)                                        (68,380)

Expenses:
     Selling, general and administrative                 1,014,246
                                                       -----------

Loss during development stage before
    depreciation and interest expense                   (1,082,626)

     Depreciation                                            9,479

     Interest expense                                        1,018
                                                       -----------


Net (loss) during development stage                    $(1,093,123)
                                                       ===========


                       See notes to financial statements.

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                        STATEMENT OF MEMBERS' DEFICIENCY

               For the period January 11, 2000 (date of inception)
                              to November 14, 2000





                                                                                          (Deficit)
                                                                                          Accumulated
                                                                                            During
                                                                       Members'           Development
                                                  Total                Capital               Stage
                                                -----------           -----------        -------------
Balance - January 11, 2000 (inception)          $        --          $        --          $         --

Capital contribution                                937,068               937,068                   --

Net loss for the period                          (1,093,123)                   --           (1,093,123)
                                                -----------           -----------          -----------
Balance - November 14, 2000                     $  (156,055)          $   937,068          $(1,093,123)
                                                ===========           ===========          ===========










                       See notes to financial statements.

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

               For the period January 11, 2000 (date of inception)
                              to November 14, 2000

Cash Flows from Operating Activities:
   Net (loss)                                                             $(1,093,123)
Adjustments to Reconcile Net Loss to Net Cash
   (Used in) Operating Activities:
         Depreciation                                                           9,479

     Changes in Assets and Liabilities:
         (Increase) in accounts receivable                                     (2,406)
         (Increase) in prepaid expenses                                        (3,703)
         (Increase) in other assets                                            (3,023)
         Increase in accounts payable                                         265,904
         Increase in accrued expenses                                             456
                                                                          -----------
                       Net cash (used in) operating
                           operating activities                              (826,416)
                                                                          -----------

Cash Flows from Investing Activities:
     Acquisition of fixed assets                                             (113,599)
                                                                          -----------
                       Net cash (used in) investing activities               (113,599)
                                                                          -----------

Cash Flows from Financing Activities:
     Increase in loans payable                                                 11,000
     Members' capital contribution                                            937,068
                                                                          -----------
                       Net cash provided by financing activities              948,068
                                                                          -----------

Increase in cash                                                                8,053

Cash, beginning of period                                                          --
                                                                          -----------

Cash, end of period                                                       $     8,053
                                                                          ===========

Supplemental Disclosures:
     Income tax                                                           $        --
                                                                          ===========

     Interest paid                                                        $     1,018
                                                                          ===========


                       See notes to financial statements.

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 14, 2000



Note 1 - Nature of Business:
----------------------------

          The Company was organized as a Limited Liability Company in Florida on January 11, 2000. Since its' formation, the Company has operated as a development stage activity and had minimal revenues from inception to November 14, 2000. The Company intends to market and resell domestic and international telecommunication services. The marketing of its "casual, long distance" service is known as "10-10 dial-around". The Company intends to market its services via network marketing, utilizing an independent sales agent force. This operation would be similar to that of well known companies like Amway and Avon.

          Prior to its organization and on January 5, 2000, Savon, Transvoice Investments Ltd. and Intelisis Group, Inc. executed an agreement whereby Transvoice became the sole member of Savon and Intelisis transferred certain assets to Savon.

          On May 1, 2000, Transvoice sold 66 2/3% of its membership interest in Savon to Teltran International Group, Inc.

          On October 6, 2000, Transvoice's membership interest increased to 80% and Teltran dropped to 20%, when Teltran was unable to comply with all the covenants of the May 1, 2000 acquisition agreement.

          On November 14, 2000, Transvoice sold its entire 80% interest to Global Asset Holdings, Incorporated, with Teltran retaining its 20% ownership.

Note 2 - Summary of Significant Accounting Policies:
----------------------------------------------------

          Revenue Recognition and Accounting Policies:
          --------------------------------------------

          To date, the Company has had minimal revenues and is still in the development stage. Revenues were from the marketing of its casual access long distance telecommunications. Revenues are recognized when service is provided by billing to the customer from the customer's carrier. The customer's carrier reports to a billing company who transfers funds to Savon.

          Fair Value of Financial Instruments:
          ------------------------------------

          SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of the fair value information, whether or not recognized in the balance sheet, where it is practicable to estimate that value. The amounts reported for cash, accounts receivable, loans payable, accounts payable and accrued expenses approximate the fair value because of their short maturities.

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 14, 2000



Note 2 - Summary of Significant Accounting Policies (Continued):
----------------------------------------------------------------

          Cash and Cash Equivalents:
          --------------------------

          For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

          Development Stage Activities and Operations:
          --------------------------------------------

          The Company has been in its initial stages of formation and for the period January 11, 2000 to November 14, 2000, had insignificant revenues. FASB #7 defines a development stage activity as one in which all efforts are devoted substantially to establishing a new business and even if planned principal operations have commenced, revenues are insignificant.

          Property and Equipment:
          -----------------------

          Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets, which range from five to seven years. Depreciation expense for the period ended November 14, 2000 is $9,479.

          Impairment of Long-Lived Assets:
          --------------------------------

          At November 14, 2000, the Company had not completed its evaluation of the Adoption of SFAS # 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of".

          Long-lived assets should be reviewed whenever indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the related asset carrying amount.

          Advertising:
          ------------

          The Company expenses advertising as incurred. Advertising expense for the period ended November 14, 2000 was $35,535.

          Concentration of Credit Risk:
          -----------------------------

          Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents. The Company's investment policy is to invest in low risk, highly liquid investments.

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 14, 2000



Note 2 - Summary of Significant Accounting Policies (Continued):
----------------------------------------------------------------

           Income Taxes:
           -------------

           The Company by virtue of being organized as a limited liability company is taxed as a partnership for federal and state income tax purposes. Therefore, no income tax expense (benefit) has been recorded. Income or loss of the Company is passed on to the members based upon their proportionate ownership interest and allocated as well for the time period of ownership.

           Use of Estimates:
           -----------------

           The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates and such differences could be material to the financial statements.

           Going Concern:
           --------------

           The Company is a development stage company having insignificant revenues to date. Additionally, the Company has suffered significant losses and has limited working capital. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability of assets that might be necessary should the Company be unable to continue as a going concern.


Note 3 - Loans Payable:
-----------------------

           During the period ended November 14, 2000, the Company received a loan of $11,000 from Transvoice Ltd. The loan is unsecured, payable on demand and bears interest at 7% per annum. Transvoice as previously described is the majority member of the Company.

Note 4 - Property and Equipment:
--------------------------------

          Property and equipment are summarized by major classifications as follows:

                Machinery and equipment                 $  78,822
                Furniture and fixtures                      2,229
                Computer equipment                         29,075
                Leasehold improvements                      3,473
                                                        ---------
                                                          113,599
                Less: accumulated depreciation              9,479
                                                        ---------
                                                         $104,120
                                                        =========

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 14, 2000




Note 5 - Members Capital:
-------------------------

           Prior to its organization on January 11, 2000, the Company entered into an agreement with Transvoice Investments Ltd. (a non-related entity) who became the sole LLC member. Transvoice agreed to contribute $500 to become the member. Additionally, the agreement provided that Intelisis Group, Inc. transfer certain assets to the Company. Intelisis also transferred assets to Transvoice that became assets of Savon. These assets included a lease for office space, domain name registrations and contracts all having no or minimal values. Transvoice also transferred 40,000 shares of common stock it received from Teltran International Group, Ltd., which was their initial down payment for their member investment in Savon. Also as part of the agreement, Transvoice agreed to advance $50,000 to Savon for operating capital. During the period ended November 14, 2000, Transvoice contributed $438,024 as members' capital. Transvoice and Teltran are non-related parties, however, Intelisis is related since its shareholders have management contracts with Savon and Savon was a wholly owned subsidiary of Intelisis before being sold to Transvoice.

           On May 1, 2000, Transvoice agreed to sell 66 2/3% of its interest in Savon to Teltran International Group, Ltd. Teltran acquired its 66 2/3% interest in exchange for 150,000 shares of common stock. The agreement also called for additional shares to be issued equal to having a market price of three times earnings before income taxes, depreciation and amortization for the period commencing May 1, 2000 and ending September 30, 2002. Additionally, Teltran committed to contributing up to $800,000 of capital to Savon.

           On October 6, 2000 the May 1, 2000 agreement between Transvoice and Teltran was amended, whereby Teltran's membership interest changed from 66 2/3% to 20%. Teltran had the right to retain up to 49% interest in Savon, if it provided certain additional fundings to the Company which did not occur. The earnout period was also changed from November 1, 2000 to April 30, 2002 and the earnout value to 150% of earnings before income taxes, depreciation and amortization.

           On November 14, 2000, Transvoice sold its 80% membership interest to Global Asset Holdings, Inc. for 2,000,000 shares of Global's common stock having a value of $12,000,000, based upon Global's publicly traded stock price. As previously discussed, Transvoice sold part of its interest to Teltran which was then taken back. The agreement with Global includes on "Earnout Provision" whereby for the period January 1, 2001 to June 30, 2002; if Savon earns more than $1,200,000 in net income after taxes, the company will transfer additional shares of common stock to Transvoice having a market value of $10 per share for each $1.00 in excess of the earnout base of $1,200,000. Teltran retained its 20% membership interest.

                              SavOnCalling.com, LLC
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                November 14, 2000

Note 6 - Related Parties:
-------------------------

           The Company has a management agreement with Savon Management Group at $25,000 per month which expires May, 2002. The agreement provides for financial and telecommunications consulting and may also be extended up to an additional thirty months. Some of the members of Savon Management Group were previously officers of the Company and shareholders of Intelisis as well as previously discussed, Savon was a subsidiary of Intelisis Group Inc.


Note 7 - Lawsuit:
-----------------

           On or about February 7, 2001; the Company and Teltran (the minority interest owner) were named as defendants in a lawsuit instituted by Savon's wholesale telecommunications carrier. The lawsuit alleges breach of contract and other related theories and seeks damages in excess of $3,000,000. The Company has filed an answer and affirmative defenses; and also a counterclaim seeking $10,000,000 against the wholesale carrier based on breach of contract, misappropriation of confidential and trade secret information, unfair competition, tortuous interference with business relationships and expectancies; and also requested an accounting. While the lawsuit is in its initial stages and the ultimate outcome cannot be ascertained at this time, management believes the lawsuit should not have a material adverse effect on the Company's financial position, results of operations or cash flows.

Note 8 Commitments and Contingencies:
-------------------------------------

           The company leases approximately 2000 square feet of office space until February, 2004. Rent expense for the period ended November 14, 2000 was $32,193. Annual rental commitments for the years ended December 31, are as follows:

                2001                               $32,130
                2002                                33,020
                2003                                33,918
                2004                                 5,678

Note 9- Subsequent Events:
--------------------------

           For the period January 1, 2000 to March 31, 2001, the Company ceased being a development stage activity as revenues became significant. During this period, sales were $967,447. However, subsequent to March 31, 2001, the Company has not had any sales and ceased most operations. As previously discussed, the Company is a defendant in a lawsuit instituted by its wholesale telecommunications carrier and did not secure any other carrier to continue its sales operations.

           On March 31, 2001, Global Asset Holdings, Inc. (the 80% member) acquired all of the outstanding stock of National Online Services, Inc. National is a non-related entity except that its 80% shareholder prior to Global's acquisition was Transvoice Investments, Ltd.; the former majority member of Savon. Additionally, since certain contracts and leases are in Savon's corporate name and National is utilizing the premises of Savon to conduct its operations, Savon continues to operate receiving reimbursement for these contracts and leases from National.